EXHIBIT 99.1


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Serefex Corporation (the "Company") on Form 10-QSB for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on May 14, 2003 (the "Report"), Brian S. Dunn, as Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The  Quarterly  Report  fully  complies  with  the  requirements of section  13(a)  of  the  Securities  Exchange  Act  of  1934;  and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                   / s /  Brian S. Dunn
                                   --------------------
                                   Brian S. Dunn
                                   Chief Executive Officer
                                   May 14, 2003

                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Serefex Corporation (the "Company") on Form 10-QSB for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on May 14, 2003 (the "Report"), Todd
A. Bartlett, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The  Quarterly  Report  fully  complies  with  the  requirements of section  13(a)  of  the  Securities  Exchange  Act  of  1934;  and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                   / s /  Todd A. Bartlett
                                   -----------------------
                                   Todd A. Bartlett
                                   Chief Financial Officer
                                   May 14, 2003